UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

2865 Scott St. Suite 107, Vista, California 92081

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Acting Chief Financial Officer

On September 4, 2024, the Board of Directors (the “Board”) of NuZee, Inc. (the “Company”) appointed Ms. Zhanzhan Shi to be the Company’s new Acting Chief Financial Officer, effective immediately.

Ms. Zhanzhan Shi, 36, has specialized in the financial field for 12 years, and previously worked as an accounts payable accountant, general ledger accountant, financial supervisor, financial manager, and IPO compliance consulting consultant, with experience in financial management of enterprises quoted on exchanges in Mainland China. Ms. Shi has substantial experience in fund and asset management, cost accounting, report analysis, consolidated report preparation, tax planning, internal control and other work, familiar with import and export foreign exchange business, financial management system construction and practical operation and maintenance of various financial software, proficient in overall accounting processing and financial management of manufacturing and e-commerce.

Ms. Shi previously served as the financial director at Beijing Alita Commercial Co., Ltd., Zhicheng Technology (Co., Ltd.), and Shenzhen Green Leopard Medical Technology Co., Ltd. from 2012 to 2024. Ms. Shi graduated from Wuhan College of Zhongnan University of Economics and Law in 2010.

The full text of Ms. Shi’s employment agreement with the Company is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Neither Ms. Shi nor any of her immediate family members (within the meaning of Item 404 of Regulation S-K), had or will have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understanding between Ms. Shi and any other persons, pursuant to which Ms. Shi was selected as the acting chief financial officer. There are no family relationships between Ms. Shi and any other director or executive officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Employment Agreement of Acting Chief Financial Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: September 9, 2024	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer and Director